Segment Reporting	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING
NOTE 13:	SEGMENT REPORTING

ASC 280, “Segment Reporting,” establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “CODM”) in deciding how to allocate resources and in assessing performance. The Company’s business is comprised of one reportable segment specializing in development of innovative tissue repair solutions, with current efforts focused on orthopedic treatments using the Gelrin platform. See Note 1a for further details.

The Company’s CODM is its Chief Executive Officer.

The CODM performs the assessment of the segment performance by using net income (loss) to monitor budget versus actual results. Segment assets that are reviewed by the CODM are reported within the Company’s balance sheet as total assets. The interest expenses for the reportable segment are the same as those reported in the statements of comprehensive income (loss).

The table below summarizes the significant expense categories regularly reviewed by the CODM:

	Year Ended December 31,
	2025	2024	2023

Outsourced and contracted services for research and development	$(328)	$(639)	$(768)
Professional fees	(471)	(526)	(1,013)
Other segments items*	(12,849)	5,966	(2,351)

Net income (loss)	$(13,648)	$4,801	$(4,132)

(*)	Other segments items including mainly, changes in fair values of convertible notes and warrant liability, share based payment related to options and warrants grant, Horizon 2020 grant and others expense.